UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                September 7, 2005
                        (Date of earliest event reported)



                         PETROSEARCH ENERGY CORPORATION
                         ------------------------------
        (Exact name of small Business Issuer as specified in its charter)


                   NEVADA                                 75-3129702
                   ------
      (State or other jurisdiction of          (IRS Employer Identification No.)
       incorporation or organization)

                 000-51488                                  1311
                 ---------                                  ----
          Commission File Number                (Primary Standard Industrial
                                                     Classification Code)

        675 BERING DRIVE, SUITE 200
              HOUSTON, TEXAS                               77057
              --------------                               -----
  (Address of principle executive offices)               (Zip Code)


                                 (713) 961-9337
                                 --------------
                 Issuer's telephone number, including area code

ITEM 8.01     OTHER INFORMATION

     Our Form SB-2 Registration Statement, Commission File No. 333-125539, was declared effective by the Securities and Exchange Commission (the "SEC") on September 7, 2005. Our Form 8-A was also declared effective by the SEC on September 7, 2005. We will file a Rule 424(b)(3) Prospectus with the SEC on September 8, 2005. A copy of the press release issued on September 8, 2005, is filed herewith as Exhibit 99.1.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit Number          Description

99.1                    Press release dated September 8, 2005



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PETROSEARCH ENERGY CORPORATION
Date: September 8, 2005
                                           By:  /s/ Richard D. Dole
                                              ----------------------------------
                                           Richard D. Dole
                                           Chief Executive Officer and President